UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2025 (August 1, 2025)

CSLM Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41219	98-1602789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 E. Commercial Boulevard, Suite 900
Ft. Lauderdale, FL	33308
(Address of principal executive offices)	(Zip Code)

(954) 315-9381

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934: NONE

Securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)
Units, each consisting of one Class A ordinary share, one right and one-half of one redeemable warrant	CSLFU
Class A ordinary shares, par value $0.0001 per share	CSLMF
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CSLWF
Rights to acquire one-tenth of one Class A ordinary share	CSLRF

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As previously disclosed, on January 22, 2024, CSLM Acquisition Corp. (“CSLM”) entered into a Merger Agreement, by and among CSLM, CSLM Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of CSLM (“Merger Sub”), and Fusemachines Inc., a Delaware corporation (“Fusemachines”) (as it may be amended and/or restated from time to time, the “Merger Agreement”). The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, following the Domestication (as defined below) Merger Sub will merge with and into Fusemachines (the “Merger”), after which Fusemachines will be the surviving corporation (the “Surviving Corporation”) and a wholly-owned subsidiary of CSLM (the “Business Combination”). On August 27, 2024, CSLM entered into an amendment to the Merger Agreement (the “First Amendment”) whereby CSLM shall continue out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation by means of a merger of CSLM with and into a newly formed Delaware corporation pursuant to the Cayman Islands Companies Law and the applicable provisions of the DGCL, with such newly formed Delaware corporation becoming the surviving corporation in the merger (the “Domestication”). In addition, the First Amendment included a provision that increased the amount the Company may borrow from the Sponsor from $2,000,000 to $2,750,000. On February 4, 2025, CSLM entered into a second amendment to the Merger Agreement (the “2nd Amendment”) to (a) amend the definition of the “PIPE Investment Amount” to mean the sum of (i) $8,840,000, and (ii) the Contingent PIPE Investment Amount, if any; and (b) remove the delay fees incurred in connection with delivery of Fusemachines’ financial statements. In connection with the 2nd Amendment, an affiliate (the “Sponsor Affiliate”) of Consilium Acquisition Sponsor I, LLC, a Cayman Islands limited liability company, CSLM’s sponsor (the “Sponsor”), provided financing to Fusemachines in the amount of $2,160,000, in exchange for a new convertible note which note shall convert into shares of common stock of Fusemachines at a price of $0.44 per share (a) automatically at the time of the Business Combination, or (b) on July 12, 2025 at the option of the holder, if not, then payable in cash (the “Escrow Note”). The funds from the Escrow Note shall be put in an escrow account held at Continental Stock Transfer and Trust Company, CSLM’s transfer agent (“CST”) pursuant to an escrow agreement among CSLM, the Sponsor Affiliate, Fusemachines and CST (the “Escrow Agreement”) and shall be released to the Surviving Corporation upon the consummation of the Business Combination. In addition, the maturity dates on the two promissory notes issued by Fuse to the Sponsor Affiliate on January 25, 2024 in the amounts of $4.5 million and $2 million, were extended to July 12, 2025. On February 4, 2025, in connection with the 2nd Amendment, the parties to that certain Subscription Agreement dated January 25, 2024 among Fusemachines, the Company, the Sponsor and an affiliate of the Sponsor (the “Subscription Agreement”), entered into an amendment to the Subscription Agreement to revise the PIPE Investment Amount to $8,840,000 (the “Subscription Agreement Amendment”).

On July 28, 2025, the Company held the Extraordinary Meeting (“Meeting”) to approve the Business Combination and the transactions contemplated therewith. On June 9, 2025, the record date for the Meeting, there were 6,116,437 ordinary shares entitled to be voted at the Meeting. This included 6,116,436 Class A ordinary shares, par value $0.0001 per share (“Class A Shares”), and one Class B ordinary share, par value $0.0001 per share (“Class B Shares” and together being the issued and outstanding ordinary shares of the Company, referred to as the “Shares”). At the Meeting, 5,186,264 or 84.79% of such Shares were represented in person or by proxy.

The final results for each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

1. The Business Combination Proposal

To consider and vote upon a proposal to approve and adopt the Merger Agreement, dated as of January 22, 2024, as amended on August 27, 2024, and February 4, 2025, (as may be amended and/or restated from time to time, the “Merger Agreement”), by and among CSLM, CSLM Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of CSLM (“Merger Sub”), Fusemachines Inc., a Delaware company (“Fusemachines”), and CSLM Holdings, Inc. (post-Merger, as defined below - “Pubco”) and the transactions contemplated by the Merger Agreement, including the issuance of the merger consideration thereunder (collectively, the “Proposed Transaction” or “Business Combination”). Pursuant to the Merger Agreement, and in accordance with the Delaware General Corporation Law, as amended, (“DGCL”), Merger Sub will merge with and into Fusemachines (the “Merger”), with Fusemachines continuing as the surviving entity of the Merger and becoming a wholly-owned subsidiary of Pubco, as described in more detail in the proxy statement/prospectus. We refer to this proposal as the “Business Combination Proposal.” The Business Combination Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,001,614	184,650	0	0

2. Domestication Merger Proposal

A proposal to consider and vote to approve that: (a) CSLM be and is hereby authorized to merge with and into CSLM Holdings, Inc. with CSLM Holdings, Inc. being the surviving company (such surviving company “Pubco”) and all the undertaking, property and liability of CSLM vest in CSLM Holdings, Inc. by virtue of such merger pursuant to the Companies Act (As Revised) of the Cayman Islands and the DGCL; (b) the Plan of Merger, the form of which is attached to the proxy statement/consent solicitation statement/prospectus as Exhibit 3.6 (the “Plan of Merger”), be authorized, approved and. confirmed in all respects and CSLM be authorized to enter into the Plan of Merger; and (c) the Plan of Merger be executed by any one director of CSLM (a “Director”) on behalf of CSLM and any Director or, with their authorization, CSLM’s officers on behalf of CSLM, be authorized to submit the Plan of Merger, together with any supporting documentation, for registration to the Registrar of Companies of the Cayman Islands and with the Secretary of State of the State of Delaware.” Upon the effectiveness of the Domestication, Pubco will become a Delaware corporation and will change its corporate name to “Fusemachines Inc.” and all outstanding securities of CSLM will convert into securities of Pubco. The Domestication Merger Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,001,613	184,650	0	0

3. The Stock Issuance Proposal

A proposal to consider and vote to approve for purposes of complying with the applicable provisions of Nasdaq Listing Rules 5635(a), (b) and (d), the issuance of shares of Pubco Common Stock and securities convertible into shares of Pubco Common Stock to (i) the Fusemachines equityholders pursuant to the Merger Agreement, and (ii) to any other persons pursuant to subscription, purchase, or similar agreements CSLM may enter into prior to Closing. The Stock Issuance Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,001,614	184,650	0	0

4. The Organizational Documents Proposal

To consider and vote upon a proposal to approve and adopt the Proposed Charter and the proposed new bylaws, forms of which are attached to the proxy statement/consent solicitation statement/prospectus. The Organizational Documents Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,001,614	184,650	0	0

5. The Advisory Organizational Documents Proposal

To consider and vote upon the following six (6) separate proposals:

5A (Authorized Shares) — authorize the amendment and redesignation of the authorized share capital of CSLM from (a) 500,000,000 CSLM Class A Ordinary Shares, 50,000,000 CSLM Class B Ordinary Shares and 5,000,000 preference shares, par value $0.0001 per share, of CSLM to (b) 500,000,000 shares of Pubco Common Stock and 5,000,000 shares of preferred stock. Proposal 5A received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,001,614	184,650	0	0

5B (Exclusive Forum Provision) — to authorize adopting Delaware as the exclusive forum for certain stockholder litigation and adopting the federal district courts of the United States as the exclusive forum for resolving complaints asserting a cause of action under the Securities Act of 1933, as amended. The 5B Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,001,614	184,650	0	0

5C (Required Vote to Amend Charter) — to approve provisions providing that the affirmative vote of at least 66 and 2/3% of the voting power of all the then outstanding shares of capital stock of Pubco entitled to vote thereon, voting together as a single class, will be required to amend, alter, repeal or rescind any provision of Article V(B), Article VII, Article VIII, Article IX, Article X, Article XI, Article XII, Article XIII and Article XIV of the Proposed Charter. The 5C Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,001,614	184,650	0	0

5D (Removal of Directors) — to approve provisions permitting the removal of a director, with or without cause, by the affirmative vote of at least 66 and 2/3% of the outstanding shares entitled to vote generally in the election of directors, voting together as a single class. The 5D Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,001,614	184,650	0	0

5E (Stockholder Action by Written Consent) — to approve provisions that require or permit stockholders to take action at an annual or special meeting and prohibit stockholder action by written consent in lieu of a meeting. The 5E Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,001,614	184,650	0	0

5F (Additional Changes) — to approve and adopt an amendment to the Current Charter to authorize certain additional changes, including, among other things, (a) making Pubco’s corporate existence perpetual, and (b) removing certain provisions related to CSLM’s status as a blank check company that will no longer be applicable upon Closing, all of which the CSLM Board believes is necessary to adequately address the needs of Pubco after the Business Combination. The 5F Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,001,614	184,650	0	0

6. The Equity Incentive Plan Proposal

To consider and vote upon a proposal to approve the Equity Incentive Plan, a form of which is attached to the proxy statement/consent solicitation statement/prospectus. The Equity Incentive Plan Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,001,614	184,650	0	0

Item 8.01.	Other Events.

In connection with the shareholders’ vote at the Meeting of shareholders held by the Company on July 28, 2025, [*] Class A Shares were tendered for redemption, leaving [*] Class A Shares. As a result, approximately [*] (approximately $    per share) will be removed from the Company’s trust account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company since that date. After the redemptions, approximately $      will remain in the Company’s trust account.

Item 7.01	Regulation FD Disclosure.

CSLM currently expects to close the Business Combination with Fusemachines in the coming days.

Important Information About the Business Combination and Where to Find It

The Business Combination will be submitted to shareholders of CSLM for their consideration. CSLM intends to file the Registration Statement with the SEC which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to CSLM’ shareholders as of a record date to be established for voting on the Business Combination. CSLM may also file other relevant documents regarding the Business Combination with the SEC. CSLM’s shareholders and other interested persons are advised to read, once available, the preliminary Proxy Statement / Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus, in connection with CSLM’ solicitation of proxies for its extraordinary meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about CSLM, Fusemachines and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by CSLM, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: CSLM’s Chief Executive Officer at 2400 E. Commercial Boulevard, Suite 900 Ft. Lauderdale, FL 33308.

Participants in the Solicitation

CSLM and Fusemachines and certain of their respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Business Combination under the rules of the SEC. Information about the directors and executive officers of CSLM and Fusemachines and a description of their interests in CSLM, Fusemachines and the Business Combination are set forth in CSLM’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on April 1, 2024, and/or will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, which documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial, performance and operational metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the Proposed Business Combination and the projected future financial performance of Fusemachines following the Proposed Business Combination; (3) changes in the market for Fusemachines’ services and technology, expansion plans and opportunities; (4) the sources and uses of cash in connection with the Proposed Business Combination; (5) the anticipated capitalization and enterprise value of the combined company following the consummation of the Proposed Business Combination; (6) the projected technological developments of Fusemachines; (7) current and future potential commercial and customer relationships; (8) the ability to operate efficiently at scale; (9) anticipated investments in capital resources and research and development, and the effect of these investments; (10) the ability of the combined company to issue equity or equity-linked securities in the future; (11) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (12) the outcome of any legal proceedings that may be instituted against Fusemachines or CSLM following announcement of the Proposed Business Combination and the transactions contemplated thereby; (13) the inability to complete the Proposed Business Combination due to, among other things, the failure to obtain CSLM stockholder approval on the expected terms and schedule as well as the risk that regulatory approvals required for the Proposed Business Combination are not obtained or are obtained subject to conditions that are not anticipated; (14) the risk that the Proposed Business Combination or another business combination may not be completed by CSLM’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; (15) unexpected costs related to the Proposed Business Combination; (16) limited liquidity and trading of CSLM’s securities; (17) geopolitical risk and changes in applicable laws or regulations; (18) the possibility that CSLM and/or Fusemachines be adversely affected by other economic, business, and/or competitive factors; (19) the inability to obtain the listing of the combined company’s common stock on Nasdaq following the Proposed Business Combination, including but not limited to redemptions exceeding anticipated levels or the failure to meet Nasdaq’s initial listing standards in connection with the consummation of the Proposed Business Combination; and (20) expectations related to the terms and timing of the Proposed Business Combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of CSLM’s and Fusemachines’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CSLM and Fusemachines. These forward-looking statements are subject to a number of risks and uncertainties, as set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in CSLM’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on April 1, 2024, and/or will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, and in those other documents that CSLM has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither CSLM nor Fusemachines presently know or that CSLM and Fusemachines currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect CSLM’s and Fusemachines’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. CSLM and Fusemachines anticipate that subsequent events and developments will cause CSLM’s and Fusemachines’s assessments to change. However, while CSLM and Fusemachines may elect to update these forward-looking statements at some point in the future, CSLM and Fusemachines specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing CSLM’s and Fusemachines’s assessments as of any date subsequent to the date of this release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report on Form 8-K does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSLM Acquisition Corp.

Dated: August 1, 2025	By:	/s/ Charles Cassel
	Name:	Charles Cassel
	Title:	Chief Executive Officer